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                                                                     EXHIBIT 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                            CUSIP NO. 109444 208


                       BRIGHTON TECHNOLOGIES CORPORATION

                  AUTHORIZED COMMON STOCK: 150,000,000 SHARES
                                PAR VALUE: $.061

THIS CERTIFIES THAT



IS THE HOLDER OF


          Shares of common stock of BRIGHTON TECHNOLOGIES CORPORATION transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[BRIGHTON TECHNOLOGIES
CORPORATION SEAL]



Dated:



[SIG]                             [SIG]
---------------------------       ------------------------------
SECRETARY                         PRESIDENT



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Notice:    Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MINA CT - Custodian
TEN ENT - as tenants by the entireties                           ---------------
JT TEN - as joint tenants with right of                          (Cust)  (Minor)
         survivorship and not as tenants           under Uniform Gifts to Minors
         in common                                      Act ____________________
                                                               (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURIYY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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_________________________________________________________________ Shares of the
capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within name Corporation with full power of substitution in the premises.

Dated __________________________


                      ---------------------------------------------------------
                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or
                                        any change whatever